This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, PNC Capital
Markets, Inc. or Wachovia Capital Markets, LLC (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective Registration Statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such Registration Statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final Prospectus and Prospectus Supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the
Issuer of the securities. The Issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the Issuer in connection with the proposed transaction.

MLMT 2005-MCP1                STRUCTURAL TERM SHEET                   6/20/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

MLMT 2005-MCP1 RED

XP BALANCE SCHEDULE



        AAA                   AAA              AAA                AAA              AAA              AAA

                128,700,000       67,693,000        346,500,000       47,661,000      100,000,000    526,039,000
                a1a                 a1                a2                a3              asb              a4
      6         128,349,000       63,711,000        346,500,000       47,661,000      100,000,000    526,039,000
     12         127,889,000       58,376,000        346,500,000       47,661,000      100,000,000    526,039,000
     18         125,294,000       26,651,000        346,500,000       47,661,000      100,000,000    526,039,000
     24         122,307,000                -        336,810,000       47,661,000      100,000,000    526,039,000
     30         119,354,000                -        300,686,000       47,661,000      100,000,000    526,039,000
     36         116,428,000                -        265,212,000       47,661,000      100,000,000    526,039,000
     42         113,460,000                -        230,685,000       47,661,000      100,000,000    526,039,000
     48         110,532,000                -        196,793,000       47,661,000      100,000,000    526,039,000
     54         107,734,000                -          7,967,000       47,661,000      100,000,000    526,039,000
     60         104,972,000                -                  -                -       12,346,000    526,039,000
     66         102,332,000                -                  -                -                -    511,468,000
     72          99,725,000                -                  -                -                -    485,644,000
     78          97,232,000                -                  -                -                -    460,906,000
     84          90,252,000                -                  -                -                -    404,398,000
     90          88,012,000                -                  -                -                -    381,876,000
     96          85,818,000                -                  -                -                -    356,857,000


                            IO Prepay Penalties:            5% to XP

                    AAA           AA           AA-            A             A-            BBB+

       173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
           am            aj            b              c             d             e              f
  6    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 12    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 18    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 24    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 30    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 36    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 42    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 48    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     28,242,000
 54    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    19,553,000     13,590,000
 60    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000    18,611,000              -
 66    173,800,000   115,142,000   36,932,000     15,208,000    32,587,000     7,022,000              -
 72    173,800,000   115,142,000   36,932,000     15,208,000    28,866,000             -              -
 78    173,800,000   115,142,000   36,932,000     15,208,000    18,534,000             -              -
 84    173,800,000   115,142,000   36,932,000     15,208,000     8,620,000             -              -
 90    173,800,000   115,142,000   36,932,000     14,636,000             -             -              -
 96    173,800,000   115,142,000   36,932,000      5,863,000             -             -              -

         BBB           BBB-          BB+          BB           BB-          Total

          17,380,000    21,725,000    6,518,000    8,690,000    6,517,000    1,698,887,000
            g              h            j            k            l
  6       17,380,000    21,725,000    6,518,000    8,690,000    6,517,000    1,694,558,000
 12       17,380,000    21,725,000    6,518,000    8,690,000    6,517,000    1,688,763,000
 18       17,380,000    21,725,000    6,518,000    8,690,000    6,517,000    1,654,443,000
 24       17,380,000    21,725,000    6,518,000    8,690,000    6,517,000    1,615,115,000
 30       17,380,000    21,725,000    6,518,000    3,472,000            -    1,564,299,000
 36       17,380,000    14,922,000            -            -            -    1,509,106,000
 42       16,088,000             -            -            -            -    1,455,397,000
 48          441,000             -            -            -            -    1,402,930,000
 54                -             -            -            -            -    1,196,213,000
 60                -             -            -            -            -    1,035,637,000
 66                -             -            -            -            -      994,491,000
 72                -             -            -            -            -      955,317,000
 78                -             -            -            -            -      917,754,000
 84                -             -            -            -            -      844,352,000
 90                -             -            -            -            -      810,398,000
 96                -             -            -            -            -      774,412,000


MLMT 2005-MCP1                STRUCTURAL TERM SHEET                   6/20/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MCP1

MLMT 2005-MCP1 RED

XP WAC REFERENCE RATES

                  WACs for Book
Pd
      1          5.3265100                      49          5.3129200
      2          5.5049600                      50          5.4908300
      3          5.5048600                      51          5.4906600
      4          5.3262200                      52          5.3192600
      5          5.5046400                      53          5.4973800
      6          5.3260000                      54          5.3189100
      7          5.3258800                      55          5.3187300
      8          5.3257800                      56          5.3185700
      9          5.3259600                      57          5.3189300
     10          5.5040400                      58          5.4964500
     11          5.3254200                      59          5.3171700
     12          5.5038000                      60          5.4923000
     13          5.3251800                      61          5.4576800
     14          5.5035500                      62          5.6405400
     15          5.5034200                      63          5.6404800
     16          5.3248000                      64          5.4575100
     17          5.5031500                      65          5.6403600
     18          5.3245400                      66          5.4573800
     19          5.3244000                      67          5.4573200
     20          5.3242800                      68          5.4572600
     21          5.3244700                      69          5.4579800
     22          5.5024400                      70          5.6400100
     23          5.3238500                      71          5.4570500
     24          5.5021500                      72          5.6398800
     25          5.3207900                      73          5.4569200
     26          5.4989800                      74          5.6397400
     27          5.4988400                      75          5.6396700
     28          5.3203500                      76          5.4567200
     29          5.4985300                      77          5.6395300
     30          5.3200500                      78          5.4565800
     31          5.4982200                      79          5.6393900
     32          5.3197400                      80          5.4564400
     33          5.3197400                      81          5.4566500
     34          5.4977200                      82          5.6391600
     35          5.3213300                      83          5.4567600
     36          5.4935000                      84          5.6395700
     37          5.3145200                      85          5.4645000
     38          5.4924900                      86          5.6475700
     39          5.4923400                      87          5.6474900
     40          5.3140500                      88          5.4642700
     41          5.4920100                      89          5.6473200
     42          5.3137200                      90          5.4641100
     43          5.3135500                      91          5.4640200
     44          5.3133900                      92          5.4632300
     45          5.3137100                      93          5.4647800
     46          5.4911200                      94          5.6461400
     47          5.3132700                      95          5.4629500
     48          5.4911900                      96          5.6459500